Confidential
Exhibit 10.1

	Purchase Order	MPS0000005
Datron World Communications, Inc.	Page	1
3030 Enterprise Court	Date	4/16/2010
Vista CA 92081	Buyer	RRoberts
Phone: (760) 597-1500
	Ship Via	AMERICAN CARGO
	FOB	SHIP POINT
	Terms	NET 15

Vendor	Ship To

T000032

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3030 Enterprise Court
100 DOMINO DRIVE	Vista CA 92081
CONCORD MA 017422892	Phone: (760) 597-1500

Phone: 9782876219

Fax Num: 9782876228

Our Order Number Must Appear On Invoice,
B/L Bundles, Cases, Packing List and
Correspondence
Remit To

☐	Fax Sent Prior	☐	Verbal Placed Prior
	Do Not Duplicate		Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price
1	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

2	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE
3	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

4	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE
5	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

6	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

Buyer/Purchasing Agent	Date	Manager	Date
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

	Purchase Order	MPS0000005
Datron World Communications, Inc.	Page	2
3030 Enterprise Court	Date	4/16/2010
Vista CA 92081	Buyer	RRoberts
Phone: (760) 597-1500
	Ship Via	AMERICAN CARGO
	FOB	SHIP POINT
	Terms	NET 15

Vendor	Ship To

T000032

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3030 Enterprise Court
100 DOMINO DRIVE	Vista CA 92081
CONCORD MA 017422892	Phone: (760) 597-1500

Phone: 9782876219

Fax Num: 9782876228

Our Order Number Must Appear On Invoice,
B/L Bundles, Cases, Packing List and
Correspondence
Remit To

☐	Fax Sent Prior	☐	Verbal Placed Prior
	Do Not Duplicate		Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price
7	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

8	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

9	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

10	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

11	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

Buyer/Purchasing Agent	Date	Manager	Date
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

	Purchase Order	MPS0000005
Datron World Communications, Inc.	Page	3
3030 Enterprise Court	Date	4/16/2010
Vista CA 92081	Buyer	RRoberts
Phone: (760) 597-1500
	Ship Via	AMERICAN CARGO
	FOB	SHIP POINT
	Terms	NET 15

Vendor	Ship To

T000032

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3030 Enterprise Court
100 DOMINO DRIVE	Vista CA 92081
CONCORD MA 017422892	Phone: (760) 597-1500

Phone: 9782876219

Fax Num: 9782876228

Our Order Number Must Appear On Invoice,
B/L Bundles, Cases, Packing List and
Correspondence
Remit To

☐	Fax Sent Prior	☐	Verbal Placed Prior
	Do Not Duplicate		Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price
12	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

13	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

14	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

15	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

16	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

17	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

Buyer/Purchasing Agent	Date	Manager	Date
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

	Purchase Order	MPS0000005
Datron World Communications, Inc.	Page	4
3030 Enterprise Court	Date	4/16/2010
Vista CA 92081	Buyer	RRoberts
Phone: (760) 597-1500
	Ship Via	AMERICAN CARGO
	FOB	SHIP POINT
	Terms	NET 15

Vendor	Ship To

T000032

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3030 Enterprise Court
100 DOMINO DRIVE	Vista CA 92081
CONCORD MA 017422892	Phone: (760) 597-1500

Phone: 9782876219

Fax Num: 9782876228

Our Order Number Must Appear On Invoice,
B/L Bundles, Cases, Packing List and
Correspondence
Remit To

☐	Fax Sent Prior	☐	Verbal Placed Prior
	Do Not Duplicate		Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price
18	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

19	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

20	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

21	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

22	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

Buyer/Purchasing Agent	Date	Manager	Date
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

	Purchase Order	MPS0000005
Datron World Communications, Inc.	Page	5
3030 Enterprise Court	Date	4/16/2010
Vista CA 92081	Buyer	RRoberts
Phone: (760) 597-1500
	Ship Via	AMERICAN CARGO
	FOB	SHIP POINT
	Terms	NET 15

Vendor	Ship To

T000032

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3030 Enterprise Court
100 DOMINO DRIVE	Vista CA 92081
CONCORD MA 017422892	Phone: (760) 597-1500

Phone: 9782876219

Fax Num: 9782876228

Our Order Number Must Appear On Invoice,
B/L Bundles, Cases, Packing List and
Correspondence
Remit To

☐	Fax Sent Prior	☐	Verbal Placed Prior
	Do Not Duplicate		Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price
23	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

24	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

25	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

26	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

27	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

28	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

Buyer/Purchasing Agent	Date	Manager	Date
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

	Purchase Order	MPS0000005
Datron World Communications, Inc.	Page	6
3030 Enterprise Court	Date	4/16/2010
Vista CA 92081	Buyer	RRoberts
Phone: (760) 597-1500
	Ship Via	AMERICAN CARGO
	FOB	SHIP POINT
	Terms	NET 15

Vendor	Ship To

T000032

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3030 Enterprise Court
100 DOMINO DRIVE	Vista CA 92081
CONCORD MA 017422892	Phone: (760) 597-1500

Phone: 9782876219

Fax Num: 9782876228

Our Order Number Must Appear On Invoice,
B/L Bundles, Cases, Packing List and
Correspondence
Remit To

☐	Fax Sent Prior	☐	Verbal Placed Prior
	Do Not Duplicate		Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price
29	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

30	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

31	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

32	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

33	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

Buyer/Purchasing Agent	Date	Manager	Date
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

	Purchase Order	MPS0000005
Datron World Communications, Inc.	Page	7
3030 Enterprise Court	Date	4/16/2010
Vista CA 92081	Buyer	RRoberts
Phone: (760) 597-1500
	Ship Via	AMERICAN CARGO
	FOB	SHIP POINT
	Terms	NET 15

Vendor	Ship To

T000032

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3030 Enterprise Court
100 DOMINO DRIVE	Vista CA 92081
CONCORD MA 017422892	Phone: (760) 597-1500

Phone: 9782876219

Fax Num: 9782876228

Our Order Number Must Appear On Invoice,
B/L Bundles, Cases, Packing List and
Correspondence
Remit To

☐	Fax Sent Prior	☐	Verbal Placed Prior
	Do Not Duplicate		Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price
34	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

35	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

36	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

37	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

38	*****	*****	EA	DSP9000-HS	*****	*****	*****
AUDIO CIPHERING HANDSET
	Manufacturer			Mfg Part Number
ANY APPROVED SOURCE

Buyer/Purchasing Agent	Date	Manager	Date
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Confidential

	Purchase Order	MPS0000005
Datron World Communications, Inc.	Page	8
3030 Enterprise Court	Date	4/16/2010
Vista CA 92081	Buyer	RRoberts
Phone: (760) 597-1500
	Ship Via	AMERICAN CARGO
	FOB	SHIP POINT
	Terms	NET 15

Vendor	Ship To

T000032

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3030 Enterprise Court
100 DOMINO DRIVE	Vista CA 92081
CONCORD MA 017422892	Phone: (760) 597-1500

Phone: 9782876219

Fax Num: 9782876228

Our Order Number Must Appear On Invoice,
B/L Bundles, Cases, Packing List and
Correspondence
Remit To

☐	Fax Sent Prior	☐	Verbal Placed Prior
	Do Not Duplicate		Do Not Duplicate

FAR 52.244-6, entitled “Subcontracts for Commercial Items and Commercial Components” and the clauses listed therein. The complete text of the Federal Acquisition Regulations (FARs) are available at http://www.arnet.gov/far/. FAR 52.211-15, entitled “Defense Priority and Allocation Requirement”. This is a DO rated order and the Supplier shall follow all the requirements of the Defense Priorities and Allocations System regulation (15 CFR 700). The complete text of the Federal Acquisition Regulations (FARs) are available at http://www.arnet.gov/far/ . The complete text of the Code of Federal Regulations (CFR) is available at http://ecfr.gpoaccess.gov/ . This is W15P7T-09-D-D212 DOA7 rated.

CHANGE ORDER DATED 4/16/10 REVISES DELIVERY SCHEDULE TO REFLECT DAILY OVERNIGHT SHIPMENTS BEGINNING ***** AND ENDING *****. THIS DATE RANGE COVERS LINES 1-32. THE PO DUE DATE IS ON DOCK AT DATRON.

LINES 33 THRU 38 HAVE BEEN GROUPED IN WEEKLY DELIVERIES — SHIPMENT METHOD WILL BE ADVISED.

NO QUANTITY OR DOLLAR CHANGES HAVE BEEN MADE. SEE WWW.DTWC.COM FOR TERMS AND CONDITIONS AMERICAN CARGO SERVICES PHONE: 800-508-4888
Total:	6,566,400.00

Buyer/Purchasing Agent	Date	Manager	Date
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.